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                     AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
              STANDARD INDUSTRIAL COMMERCIAL SINGLE-TENANT LEASE - NET
                 (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.   BASIC PROVISIONS ("BASIC PROVISIONS")

     1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only, December 15, 1997, is made by and between The Childs Family Investment Partnership, L.P. and The A.J. Gardner Family Trust, U/T/A 3/5/81 ("Lessor"), and The Immune Response Corporation, a Delaware Corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

     1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this lease, and commonly known as 5931 Darwin Court, Carlsbad, California 92008, located in the County of San Diego, State of California and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) An approximately 31,200 square foot concrete tilt up freestanding building and appurtances located in the Carlsbad Research Center. (See Addendum) ("Premises"). (See also Paragraph 2)

     1.3 TERM: Ten (10) years and Zero (0) months ("Original Term") commencing See Addendum ("Commencement Date") and ending one hundred twenty (120) months thereafter ("Expiration Date"). (See also Paragraph 3)

     1.4 EARLY POSSESSION: See Addendum ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)

     1.5 BASE RENT: $18,408.00 (See Addendum) per month ("Base Rent"), payable in advance on the first (1st) day of each month commencing on the Commencement date. (See also Paragraph 4)

/X/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 BASE RENT PAID UPON EXECUTION: $18,408.00 (Eighteen Thousand Four Hundred Eight and no/100ths Dollars) as Base Rent for the period beginning with the first month following the Commencement Date.

     1.7  SECURITY DEPOSIT:  $24,024.00 ("Security Deposit"). (See also
Paragraph 5)

     1.8  AGREED USE:  See Addendum. (See also Paragraph 6)

     1.9 INSURING PARTY. Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8)

     1.10  REAL ESTATE BROKERS:  (See also Paragraph 15)

          (a) REPRESENTATION: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

/X/ David Onosko, CB Commercial Real Estate Group, Inc. represents Lessor exclusively ("Lessor's Broker");
/X/ William Driscoll, CB Commercial Real Estate Group, Inc. represents Lessee exclusively ("Lessee's Broker"); or
/  / ____________________ represents both Lessor and Lessee ("Dual Agency").

          (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of _____% of the total Base Rent for the brokerage services rendered by said Broker).

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See also Paragraph 37)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of 15 Pgs through ____ and Exhibits 1.2, 5, 6.2, 50 and 56, all of which constitute a part of this Lease.


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2.   PREMISES.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises. for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental. is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within (i) one year* as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, (ii) six (6) months as to the HVAC systems, (iii) thirty (30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. *as to patent defects and three (3) years as to latent defects

     2.3 COMPLIANCE. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessees intended use, and acknowledges that past uses of the Premises may no longer be allowed If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such noncompliance, rectify the same at Lessors expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance. or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

          (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such, Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination., Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1 (c): provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital


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Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

          (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

     2.4 ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately Prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

     3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by December 31, 1997. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee *by December 31, 1997 the April 1, 1998 date in 1.3 shall be extended by the number of days beyond December 31, 1997 that the Lessor delivered possession, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after December 31, 1997, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

     3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.


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4.   RENT.

     4.1 RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

     4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. Rent shall be payable to LANDCO and mailed to 432 So. Bentley Avenue, Los Angeles, California 90049-3513.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at ail times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessors reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose, Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

     6.2  HAZARDOUS SUBSTANCES.  (See Addendum)

          (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof, Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use


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of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (ml the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of Such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties.* Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

* unless migration is from an affiliated company

          (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g) LANDLORD TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to


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Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at
Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.   MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERATIONS.

     7.1  LESSEE'S OBLIGATIONS.

          (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the Procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair, Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repairing of the Building.

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          (b)  SERVICE CONTRACTS.  Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor. Lessee may use its own qualified personnel with Lessor's approval which shall not be unreasonably withheld.

          (c) REPLACEMENT. Subject to Lessees indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance Practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is clue, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.  (See Addendum)

          (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and
fencing in or on the Premises.   The term "Alterations" shall mean any
modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion, "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000. Lessor may condition its consent upon Lessee providing a lien and completion pond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post

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notices of non-responsibility.  If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys fees and costs.

     7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor on a monthly basis along with other estimated Triple Net Expenses.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or Maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor may maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor, it the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage* (except the perils of flood ), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

*including earthquake

          (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     8.4  LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

          (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

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     8.5  INSURANCE POLICIES.  Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnity, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense, Lessor need not have first paid any such claim in order to be defended or indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor, Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor snail notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six
(6) months or less from the date of the damage or destruction, Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

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          (d)  "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility installations) as soon as reasonably possible and this Lease shall continue in full force and effect: provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor, it Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect, if such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (6) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available, If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. It the damage or destruction was caused by the gross negligence or willful misconduct of Lessee. Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by,
(a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or
(ii) the day prior to the date upon which such option expires. If Lessee duly

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exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessors commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage snail be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

          (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect, "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  REAL PROPERTY TAXES.

     10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "Real Property Taxes" shall include any form of assessment: real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises. Not withstanding the foregoing, Lessee shall not be responsible for any increase in Real Property Taxes during the first five (5) years following the Start Date.

     10.2

          (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease on a monthly basis along with other estimated Triple Net charges paid to Lessor. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment, if

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Lessee shall fail to pay any required Real Property Taxes.  Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate 'he current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base event. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. It any of Lessee's said personal property shall be assessed with Lessors real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.  ASSIGNMENT AND SUBLETTING.

     12.1  LESSOR'S CONSENT REQUIRED.  SEE ADDENDUM

          (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach. Lessor may either: (i) terminate this Lease, or

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(ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (1 10%) of the scheduled adjusted rent.

          (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

          (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

          (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

          (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 or ten percent (1 0%) of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease, provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to

Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

          (b) In the event of a Breach by Lessee. Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

          (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  DEFAULT; BREACH, REMEDIES.

     13.1 DEFAULT; BREACH. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

          (a) The abandonment of the Premises: or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

          (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

          (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting,
(iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (1 0) days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty
(30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (6) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashiers check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided: (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6  BREACH BY LESSOR.

          (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty
(30) day period and thereafter diligently pursued to completion.

          (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor, Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. It Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall

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remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and ail compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  BROKERS' FEE.

     15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith, Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.  TENANCY STATEMENT/ESTOPPEL CERTIFICATES.

     (a) Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) it Lessor is the Requesting Party, not more than one month's rent has been paid in advance, Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

     (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such tender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease. Lessor shall deliver to the transferee or assignee (in cash or by credit) any
unused Security Deposit held by Lessor.   Upon such transfer or assignment and
delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessors interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS: BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the tee received by such Broker pursuant to this Lease: provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given it served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessees taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership: (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease. Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's action, directly contact Lessors lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents: provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. It any Party brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred, in addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES: REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times for the purpose at showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessors prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies, Lessor's failure within ten (110) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed, Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt at an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.  GUARANTOR.

     37.1 EXECUTION. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

     37.2 DEFAULT. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.  OPTIONS.

     39.1 DEFINITION. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessees inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same, Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their properly from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest and such payment shall not be regarded as a voluntary payment and there shall survive the right on the Part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to Pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder. Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease : is 9 is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

-------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE
TRANSACTION TO WHICH IT RELATES, THE PARTIES ARE URGED TO:

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
    LEASE.

2.  RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION
    OF THE PREMISES, SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED
    TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
-------------------------------------------------------------------------------

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                            Executed at:
            -------------------------               ----------------------------
on:                                     on:
   ----------------------------------      -------------------------------------
By LESSOR:                              By LESSEE:
THE CHILDS FAMILY INVESTMENT            THE IMMUNE RESPONSE CORPORATION,
PARTNERSHIP, L.P. AND THE A.J. GARDNER  A DELAWARE CORPORATION
FAMILY TRUST, U/T/A 3/5/81


By: /s/ ROLAND A. CHILDS                By: /s/ PAULA BAXTER ATKINS
   ----------------------------------      -------------------------------------
Name Printed: ROLAND A. CHILDS          Name Printed: DENNIS J. CARLO, PH.D.
             ------------------------                ---------------------------
Title:                                  Title: PRESIDENT CHIEF EXECUTIVE OFFICER
      -------------------------------         ----------------------------------


By: /s/ ALLAN J. GARDNER                By:
   ----------------------------------      -------------------------------------
Name Printed: ALLAN J. GARDNER          Name Printed:
             ------------------------                ---------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------
Address: C/O LANDCO, 432 SOUTH          Address:
        -----------------------------           --------------------------------
BENTLEY AVENUE, LOS ANGELES,
-------------------------------------   ----------------------------------------
CA 90049-3513
-------------------------------------   ----------------------------------------
Telephone: (310) 476-3209               Telephone: (    )
           --------------------------             ------------------------------
Facsimile: (310) 476-0111               Facsimile: (    )
          ---------------------------             ------------------------------
Federal ID No.                          Federal ID No.
              -----------------------                 --------------------------


BROKER:                                 BROKER:

-------------------------------------   ----------------------------------------
Executed at:                            Executed at:
            -------------------------               ----------------------------
on:                                     on:
   ----------------------------------      -------------------------------------


By:                                     By:
   ----------------------------------      -------------------------------------
Name Printed:                           Name Printed:
             ------------------------                ---------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------
Address:                                Address:
        -----------------------------           --------------------------------

-------------------------------------    ---------------------------------------
Telephone: (   )                         Telephone: (    )
           --------------------------              -----------------------------
Facsimile: (   )                         Facsimile: (    )
          ---------------------------              -----------------------------
Federal ID No.                          Federal ID No.
              -----------------------                 --------------------------

                                  ADDENDUM TO LEASE

This Addendum to Lease ("Addendum") is made by and between The Childs Family Partnership, L.P. and The A. J. Gardner Family Trust u/t/a 3/5/81, general partners doing business as "Darwin Court" but holding title as tenants-in-common (collectively, "Lessor") and The Immune Response Corporation, a Delaware corporation ("Lessee") and shall supplement that certain Standard Industrial/Commercial Single-Tenant Lease Net between Lessor and Lessee dated as of December 15, 1997 and Exhibits thereto (collectively, the "Lease"). Where appropriate the numbering used in the Addendum shall refer to the same numbered paragraphs in the Lease. Notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be part of the Lease and if there is any inconsistency between this Addendum and the Lease, the terms of this Addendum shall supersede and control. All references in the Lease and in this Addendum shall be construed to mean the Lease and the Exhibits thereto, as amended and supplemented by this Addendum. All defined terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meaning as such terms have in the Lease. References to "Paragraph" shall refer to the pre-printed Lease form and references to "Section" shall refer to this Addendum.

1.1 PARTIES. The phrase ", general partners doing business as "Darwin Court" but holding title as tenants-in-common" is inserted after the names of the entities comprising Lessor.

1.2 PREMISES. Lessor at its expense shall construct a Building Shell of approximately 31,200 square feet. The phrase "Building Shell" means the Building improvements and related site improvements as shown on those certain plans and specifications (collectively, "Lessor's Plans") prepared by Smith Consulting Architects ("Lessor's Architect"), dated on the various sheets between April 3, 1997 and April 18, 1997 an entire set of which has been delivered to Lessee by Lessor's contractor, Riggins Construction & Management, Inc. as listed on the attached Schedule 1.2. Lessee has the right to expand the second floor office space at its cost in which case the total leasable area will be correspondingly increased. Lessor shall not amend or modify Lessor's Plans in any material respect without the prior consent of Lessee.

     Lessor represents and warrants that no part of the Building Shell will contain asbestos, asbestos-containing material or other Hazardous Substances (collectively "ACHM"). If Lessor does employ ACHM, the ACHM will be promptly removed in a manner required by the appropriate government agency and in accordance with Applicable Requirements.

     Lessor will be fully responsible for making all alterations and repairs to the Premises and the Building Shell at its cost required to remove any and all ACHM discovered at any time to have existed in the Premises or Building Shell as of the Start Date, or resulting from or necessitated by the failure by Lessor and/or Lessor's contractor to comply with Applicable Requirements regarding ACHM, or from Lessor's and/or Lessor's contractor's utilization of Hazardous Substances as defined by Applicable Requirements at the time the Lease is executed, in violation of such Applicable Requirements or which could pose a health risk to occupants of the Premises.

1.3 TERM. The Commencement Date shall be the earliest of the completion of Lessee's completion of Lessee's Tenant Improvements (as defined in Addendum
Section 50.1 below) or April 1, 1998. Lessor will confirm in writing the exact Commencement Date and Lease expiration date both of which will be acknowledged in writing by Lessee upon Lessee's confirmation of the accuracy thereof. For purposes of this Section 1.3, completion of Lessee's Tenant Improvements shall be deemed to have occurred on the date on which (i) Lessee's architect, with no undue delay, issues a certificate to Lessee stating that all Tenant Improvements have, in all material respects, been completed in accordance with drawings approved by Lessee therefor and are operable, (ii) all Utility Installations which are identified as part of Lessee's Tenant Improvements are operational at the Premises, (iii) adequate access to the Premises for Lessee's uses under the

Lease has been completed, and (iv) the government agency having appropriate jurisdiction thereover issues a "right to occupy" designation (or such similar designation) in the inspection record for Lessee's Tenant Improvements.

1.4 EARLY POSSESSION. Early Possession will start when the Lessor has completed the Building Shell in accordance with Lessor's Plans and shall end at the earliest of Lessee's completion of the Tenant Improvements as described in
Section 1.3 above or April 1, 1998. In the event of the imposition of a water moratorium by local governmental agencies with authority thereover such that establishment of exterior landscaping to be installed by Lessor would be adversely affected, Lessor may delay completion of such landscaping without affecting the Start Date otherwise applicable, provided such landscaping is completed as soon as practicable thereafter, and in all events not later than the Commencement Date.

1.5 BASE RENT. Base Rent is calculated on the basis of $.59 per square foot of the Premises per month on a "triple net" basis. The Base Rent shall be subject to adjustment during the ninety (90) day period following the Commencement Date by $.59/ft. if Lessor's Architect determines the Building is more or less than 31,200 sq. ft. based on Building "as-builts" filed with the City of Carlsbad. All square footage measurements shall be from the roof "drip line" and in accordance with the Building Owners and Managers Association International standards for industrial/commercial projects (the "BOMA Standard"). Lessor's Architect shall complete such calculations within said 90-day period at Lessor's expense. Lessee shall have the right, exercisable within ninety (90) days after the later of (a) the date Lessor gives Lessee written notice of the final calculation of the Premises and the Building as contemplated above, or (b) the date Lessee commences business operations from the Premises (or, when appropriate, any additional space leased by Lessee pursuant to the Lease), to remeasure the Premises and the Building within such ninety (90) day period. In the event that subsequent remeasurement of the Premises and/or the Building by Lessee, within the time period specified above, indicates that the square footage measurement prepared by Lessor produces a square footage number in excess of or lower than the square footage number which would have resulted had the BOMA Standard been properly utilized, any payments due to Lessor from Lessee based upon the amount of square feet contained in the Premises shall be proportionally, retroactively and prospectively reduced or increased, as appropriate, to reflect the actual number of square feet as properly remeasured under the BOMA Standard. If Lessor disagrees with Lessee's remeasurement and if a dispute occurs regarding the final accuracy of the measurement of the Premises and the Building in accordance with the BOMA Standard, such dispute will be resolved pursuant to binding arbitration pursuant to this Addendum. Operating Expenses (defined below) other than the Administration Fee (defined below) shall commence on the Start Date. Base Rent and the Administration Fee shall not commence prior to the Commencement Date; PROVIDED, HOWEVER, to the extent Lessee commences business operations on, and utilizes therefor, any portion of the Premises from and after the Start Date, Lessee shall be responsible for payment of Base Rent and the Administration Fee prorated with respect to the portion of the Premises so used. In no event shall use of the Premises for Lessee's construction activities prior to the Commencement Date be deemed to constitute a use of the Premises for Lessee's business operations.

1.8 AGREED USE. Lessee will use the Premises for general medical, office use and biopharmaceutical use, research and development, product production, manufacture and distribution and any other like use in keeping with the class and character of the building and permitted uses within the Carlsbad Research Center.

1.9 INSURING PARTY. Lessee may opt to be the Insuring Party for all leasehold improvements which are for biopharmaceutical uses as opposed to industrial/office uses upon thirty (30) days prior written notice to Lessor. Lessee shall also have the option of insuring the Building Shell in the event Lessee can obtain the insurance coverages required under the Lease with respect thereto at a premium cost of at least ten percent (10%) less than the premium cost obtained by Lessor provided Lessee's carriers for such insurance are substantially comparable in all material respects to Lessor's. Notwithstanding the foregoing, Lessor may opt to remain the

Insuring Party and retain its insurance carrier if it pays the amounts in excess of such ten percent (10%) premium differential at its sole cost and expense.

2.2 CONDITION. Lessor's delivery of the Premises shall include the Building Shell fully completed in accordance with the Plans and ready for Lessee's construction of its Tenant Improvements. There shall be no requirement that service contracts under Paragraph 7.1(b) of the Lease be obtained by Lessee as a condition to Lessor's warranty regarding the HVAC as the HVAC systems are the responsibility of Lessee as part of the Tenant Improvements (defined below). Written notices to be given to Lessor regarding non-compliance with the warranties given under Paragraph 2.2 of the Lease shall be given with reasonable promptness by Lessee following discovery of the condition giving rise to such notice and the period during which such notices may be given is modified to one
(1) year as to all systems and elements of the Building which are part of the Building Shell, however, Lessee shall have the benefit of any longer warranty periods otherwise accruing to Lessor from contractors and suppliers providing services or materials to Lessor as part of the Building Shell construction. The acknowledgements set forth in Paragraph 2.4 of the Lease shall not affect this Section.

2.3 COMPLIANCE. Lessor shall be responsible for the compliance of the Building Shell with all Applicable Requirements in effect as of the Start Date throughout the Term of the Lease and shall effect such compliance promptly following notice from any party, including Lessee, thereof at any time during the Term or any extensions thereof. Lessee shall not be required to comply with the six month notification period stated in Paragraph 2.3 with respect to such non-compliance. All costs incurred by Lessor to comply with Applicable Requirements in effect on the Start Date shall be born by Lessor solely and shall not be part of the Base Rent or otherwise payable by Lessee. The acknowledgements set forth in Paragraph 2.4 of the Lease shall not affect this Section.

2.4 ACKNOWLEDGEMENTS. All references to Brokers are hereby deleted from Paragraph 2.4.

2.5 LESSEE AS PRIOR OWNER/OCCUPANT. Paragraph 2.5 of the Lease is hereby deleted.

3.3 DELAY IN POSSESSION. In the event possession of the Premises is not delivered by Lessor to Lessee by April 1, 1998, Lessee shall have the right to terminate the Lease.

3.4  LESSEE COMPLIANCE.  The last sentence of Paragraph 3.4 is hereby deleted.

5. SECURITY DEPOSIT. In the event Lessor utilizes the Security Deposit as permitted under the Lease, Lessee shall have thirty (30) days after request therefore to replenish the amount of the Security Deposit with the required amount under the Lease. Lessee shall have no obligation to increase the amount of the Security Deposit, for any reason, so long as the L/C (as defined below) is in place. Any application by Lessor of the Security Deposit shall cure the default to which such portion of the Security Deposit is applied, to the extent thereof. As additional security for monetary defaults, Lessee shall deliver to Lessor no later than the Start Date an irrevocable Letter of Credit for $600,000 from Union Bank of California or other comparable financial institution having substantially the same net worth, substantially in the form attached as Schedule 5 (excluding any terms which are found to be commercially unreasonable by the issuer thereof), or otherwise on terms and conditions mutually acceptable to Lessor, Lessee and such issuer ("L/C"). If Lessee fails to timely deliver the L/C, and such failure continues for a period of thirty (30) days following the Start Date, Lessor shall have the right to immediately terminate the Lease by giving Lessee written notice of such election, and such termination shall be effective immediately upon Lessor's delivery of such notice. Lessee shall also have the option of maintaining the L/C amount as a cash deposit with Lessor as contemplated under Section 5.2(i) below.

5.1 Lessor shall not resort to the L/C without first exhausting the proceeds of the monetary portion of the Security Deposit. Fifteen (15) days before each anniversary of the issuance of the L/C, Lessee shall obtain a commitment of renewal and if the L/C is not renewed within ten (10) days, the failure to renew will permit Lessor to draw down the L/C in full and maintain it in lieu of the L/C as contemplated under Section 5.2(i) below.

5.2 Notwithstanding any other provision of the Lease and so long as no uncured material Breach exists, Lessor agrees to release the L/C under any one of the following independent conditions:

     (i) Lessee substitutes cash with Lessor which Lessor agrees to keep in interest bearing accounts in the name of Lessor with Lessee entitled to an offset against rental obligations for the amount of interest income earned (the financial institutions with which such deposit, or portions thereof, is maintained, and the rate of interest accruing thereon, shall be reasonably acceptable to Lessee), or

     (ii) Lessee reports net income of at least $50,000,000 for three years in a row, or

     (iii) Lessee's audited Balance Sheet indicates a Net Worth of at least $100,000,000.

6.2 HAZARDOUS SUBSTANCES. The word "potentially" is hereby deleted from Paragraph 6.2(a)(i). Paragraph 6.2(b) is hereby modified to provide that such notice from Lessee to Lessor regarding the presence of Hazardous Substances with respect to the Premises shall only be required if such presence of Hazardous Substances is in violation of Applicable Requirements. Paragraph 6.2(c) is modified to require that Lessee shall not be responsible for any Hazardous Substances brought on to the Premises by Lessor, its employees, agents or representatives. Paragraph 6.2(d) is modified to provide that Lessee shall not be required to indemnify Lessor or its employees, agents or representatives against such party's own actions, negligence or omissions. Without limiting Lessee's obligations under this section regarding reporting requirements with respect to Hazardous Substances, Lessee shall, within ten (10) business days following Lessee's first use of a Hazardous Substance required to be reported thereon, complete and deliver to applicable government authorities a Hazardous Materials Questionnaire in the form as set forth in Schedule 6.2 annexed to this Addendum, with a copy to Lessor.

6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Lessee shall be entitled to satisfy its requirements regarding evidencing its compliance with Applicable Requirements by providing Lessor with copies of permits filed with applicable government authorities by Lessee on an annual basis other than building permits, copies of which shall be provided to Lessor by Lessee as soon as practicable following Lessee's receipt of same. Lessee shall only be required to comply with reasonable recommendations of Lessor's engineers and/or consultants.

7.1 LESSEE'S OBLIGATIONS. Lessor shall assign all warranties and guarantees in connection with the Building Shell and the Premises for work completed by or on behalf of Lessor, to Lessee and shall extend all reasonable assistance to Lessee in the enforcement thereof. Lessor shall also provide a list of all subcontractors and vendors supplying services or materials in connection with the construction and completion of the Building Shell and the Premises to Lessee promptly following the Commencement Date.

7.3 ALTERATIONS; TRADE FIXTURES. Lessee is granted the right to make non-structural alterations and improvements to the Premises costing less than $100,000 per year without any consent required of Lessor, as long as (a) Lessee pays for the entire cost of such alterations and improvements, (b) Lessee agrees to remove said alterations and improvements upon the expiration or termination of the Lease, if requested by Lessor, and (c) such alterations and improvements will not adversely affect the structural integrity of the Premises and/or the Building. Any time Lessee proposes to make such alterations and/or improvements for which Lessor has a right of approval hereunder, Lessee shall provide Lessor with ten (10) business days' notice of such proposed alterations and/or improvements, together with the plans and specifications therefor and a list of all vendors and subcontractors supplying services or materials with respect to such alterations, and Lessor shall grant its approval within such ten (10) day period, unless Lessor reasonably determines that such alterations and/or improvements would adversely affect the structural integrity of the Premises and/or the Building or would adversely affect the exterior appearance of the Building. Lessee shall not be required to provide any completion bonds with respect to alterations installed by Lessee. Lessee shall provide "as-builts" for all alterations.

     Notwithstanding anything to the contrary in the Lease, all articles of personal property and all Trade Fixtures, machinery and equipment, furniture and movable partitions owned by Lessee or installed by or on behalf of Lessee in the Premises shall remain the property of Lessee, and may be removed by Lessee at any time during the Term of the Lease as long as Lessee is not in Breach hereunder with any applicable cure period having expired. If Lessee fails to remove all of its effects from the Premises upon the expiration or earlier termination of the Lease for any cause whatsoever, Lessor may, at its option, any time after five (5) days' written notice to Lessee of its intention to remove such effects, remove same in any manner that Lessor shall choose and store such effects without liability to Lessee for loss thereof, and Lessee shall pay Lessor upon demand any and all reasonable expenses incurred in connection with such removal, including court costs, attorneys' fees, and reasonable storage charges incurred while such effects were in Lessor's possession. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that has been installed without penetrating the roof membrane and can be removed without doing material damage to the Premises (unless repaired by Lessee) whether or not the item is plugged into an electrical outlet or hot wired.

7.4(b) REMOVAL. Lessee shall receive not less than one hundred twenty (120) days prior written notice from Lessor to remove alterations required by Lessor to be removed due to the expiration of the Lease Term, such removal to be completed within said 120-day period or as soon as practicable thereafter with due and diligent effort. Such 120-day notice from Lessor may be given at any time during the period commencing on the date which is six (6) months prior to the expiration of the Term of the Lease and ending on the date which is six (6) months after the expiration of the Term of the Lease.

8.1 PAYMENT FOR INSURANCE. To the extent Lessor is the Insuring Party, payments for premiums shall be made by Lessee to Lessor annually not less than fifteen (15) business days following Lessee's receipt of notification from Lessor of such premium amount based on the actual due date for Lessor's annual payment of such premiums.

8.3(a)    PROPERTY INSURANCE-BUILDING AND IMPROVEMENTS.  Notwithstanding
language to the contrary, deductibles for policies of insurance required to be maintained hereunder may be $25,000 per occurrence.

8.3(b)    RENTAL VALUE.  Rental Value insurance required to be maintained under the Lease shall not extend beyond the date of completion of repairs or replacements with respect to any such loss giving rise to a claim thereunder, or beyond the date of any termination of the Lease.

8.3(c)    ADJACENT PREMISES.  Paragraph 8.3(c) is hereby deleted.

8.4 LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE. Paragraph 8.4 is hereby deleted from the Lease.

8.5 INSURANCE POLICIES. Lessor shall not do or permit to be done anything which invalidates required insurance policies under the Lease.

8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be exempted from liability for Lessor's (or anyone acting through or on behalf of Lessor) intentional misconduct.

9.2 PARTIAL DAMAGE - INSURED LOSS. The reference to a total cost of repair of $10,000 shall be replaced with a reference to $100,000. Lessee shall have the right to effect any repairs to the Premises which Lessor elects not to effect. To the extent any amounts contributed by Lessee to repair damage or destruction are in excess of the actual cost thereof, or cost savings are realized with respect thereto, the full amount of such excess proceeds or cost savings shall be paid to Lessee.

9.4 TOTAL DESTRUCTION. Lessee shall not be liable for payment of any rent under the Lease after the date of Lease termination (subject to any abatement occurring from the date of Premises Total Destruction).

9.5 DAMAGE NEAR END OF TERM. Lessee shall be entitled to a reciprocal right to terminate the Lease in the event of such damage. Lessee is also granted the following additional rights to terminate.

          A. Notwithstanding anything in the Lease to the contrary, and except as expressly set forth in Subsection (B) below, in the event that Lessee is notified or becomes aware of the occurrence of the following:

               (i) damage or destruction to the Premises, and/or the Building or any part thereof so as to interfere substantially with Lessee's use of the Premises, Premises parking, and/or the Building;

               (ii) a taking by eminent domain or exercise of other governmental authority of the Premises, and/or the Building or any part thereof so as to interfere substantially with Lessee's use of the Premises, Premises parking, and/or the Building; or

               (iii) any discovery of Hazardous Substances in, on or around the Premises, the Building and/or the Building site not placed in, on or around the Premises, the Building and/or the site by Lessee, that, considering the nature and amount of the substances involved, interferes with Lessee's use of the Premises or which presents a health risk to any occupants of the Premises (each of the items set forth in provision (A)(i), (ii) and (iii) being referred to herein as a "Trigger Event"); and

Lessee cannot, within nine (9) months ("Non-Use Period") of the occurrence of the Trigger Event, be given reasonable use of, and access to, a fully repaired, restored, safe and healthful Premises, Premises parking and Building (except for minor "punch-list" items which will be repaired promptly thereafter), and the utilities and services pertaining to the Premises, the Premises parking and the Building, all suitable for the efficient conduct of Lessee's business therefrom, then Lessee may elect to exercise a right to terminate the Lease upon thirty
(30) days' written notice sent to Lessor upon the expiration of the Non-Use Period.

          B. In the event of any Trigger Event occurring during the last year of the Lease Term or, if an applicable renewal option has been exercised, during the last year of any renewal term, should the Non-Use Period continue for ninety
(90) days, Lessee may elect to exercise a right to terminate the Lease upon thirty (30) days' written notice sent to Lessor at any time following the expiration of the Non-Use Period.

9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES. Paragraph 9.6 of the Lease is hereby deleted and replaced with the following:

     In the event that Lessee is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days or ten (10) business days in any twelve (12) month period (the "Eligibility Period") as a result of (a) any damage or destruction to the Premises, the Premises parking and/or the Building (other than due to Premises Total

     Destruction when abatement of Lessee's rent shall commence as of the date of such destruction, (b) any repair, maintenance or alteration performed by Lessor after the Commencement Date and required or permitted by the Lease, which substantially interferes with Lessee's use of the Premises, the Premises parking and/or the Building, (c) any failure by Lessor to provide Lessee with services or access to the Premises, the Premises parking and/or the Building, (d) because of an eminent domain proceeding, or (e) because of the presence of Hazardous Substances in, on or around the Premises, the Building or the Site which could pose a health risk to occupants of the Premises, then Lessee's Base Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Lessee continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Lessee is prevented from using, and does not use, bears to the total rentable area of the Premises. However, in the event that any portion of the Premises comprising seventy-five percent (75%) of the rentable area of the Premises is rendered unusable as described hereinabove, then for such time after expiration of the Eligibility Period during which such portion of the Premises is so rendered unusable, the Base Rent for the entire Premises shall be abated; provided, however, if Lessee reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Lessee from the date such business operations commence. If Lessee's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises, the Premises parking, the Building, or Lessee's property, provided rental value insurance proceeds are available to Lessor therefor, Lessee's abatement period shall continue until Lessee has been given sufficient time and sufficient access to the Premises, the Premises parking facility and/or the Building, to rebuild such portion it is required to rebuild, to install its property, furniture, fixtures, and equipment to the extent the same shall have been removed and/or damaged as a result of such damage or destruction and/or eminent domain taking and to move in over one (1) weekend. To the extent Lessee is entitled to abatement without regard to the Eligibility Period, because of an event covered by Lease Articles 9 or 14, then the Eligibility Period shall not be applicable.

10.1 DEFINITION OF "REAL PROPERTY TAXES". Real Property Taxes shall not include any tax based on any net income of Lessor with respect to the Building for state or federal income tax purposes and shall not include any tax penalties incurred as a result of Lessor's negligence or failure to file any tax or informational returns when due.

10.2 PAYMENT OF TAXES. Paragraph 10.2 is hereby deleted. Lessee shall pay all Real Property Taxes to Lessor who shall pay such amounts directly to the taxing authorities prior to delinquency thereof. Such payment shall be made only at such time as payment of Real Property Taxes is actually due to the taxing authorities to prevent imposition of penalties for delinquent payment. Real Property Taxes shall also include reimbursement to Lessor for its prepayment of amounts assessed against the Premises under City of Carlsbad Community Facilities District #1, provided such reimbursement is made in such amounts and at such times as such assessment would have been payable by Lessor in the ordinary course absent such prepayment.

10.3 JOINT ASSESSMENT.  Paragraph 10.3 of the Lease is hereby deleted.

10.4 PERSONAL PROPERTY TAXES. All of Paragraph 10.4 of the Lease except for the first sentence thereof is hereby deleted.

12.1 ASSIGNMENT AND SUBLETTING.  Lessor's Consent required.  All of Paragraph
12.1 of the Lease is hereby deleted and replaced with the following:

     Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent. Notwithstanding the foregoing, Lessee may assign the Lease or may sublet the Premises or any part thereof without Lessor's consent to any subsidiary, parent, affiliate or control corporation or to any corporation which acquires all of Lessee's assets or with which it may merge providing Lessee remains liable and the use does not substantially change.

     Notwithstanding any other provision in Paragraph 12 of the Lease, Lessor's consent to a sublease shall not be required and Lessor shall not have the right to adjust the rental so long as all of the following conditions are and remain satisfied: (a) the sublease is for a portion of the Premises constituting less than fifty percent (50%) of the total rentable square feet of the Premises; (b) Lessee continues to occupy the remaining portions of the Premises; (c) the sublessee does not employ on the Premises Hazardous Substances in violation of Applicable Requirements and its use is not otherwise in violation of the Lease; and (d) Lessee is not otherwise in Breach of this Lease.

     For any other assignment or subletting, Lessor agrees it will not unreasonably withhold, condition or delay its consent to any such assignment or subletting. Rental amounts in excess of the Base Rent payable to Lessor by Lessee under the Lease (the "Excess Rental") on account of such assignment or subletting will be shared between the Lessor and Lessee. Lessor shall be entitled to that portion of the Excess Rental arising by virtue of the value of the Premises as a warehouse (offices, distribution of electrical, bathrooms etc.) and Lessee shall be entitled to that portion of the Excess Rental arising by virtue of the improvements installed by Lessee having a biopharmaceutical use and character as opposed to an industrial/office use and character; PROVIDED, HOWEVER, Excess Rental shall be calculated net of all expenses incurred by Lessee in any assignment or subleasing of the Premises, including, without limitation, any amounts paid to Lessor by Lessee during periods where the assigned or subleased portion of the Premises was vacant; any improvement allowance or other economic concession paid by Lessee to any sublessee or assignee; broker's commissions; attorneys' fees; lease take-over payments; costs of advertising the space for sublease or assignment; and any other costs actually paid in assigning or subletting the Premises. Lessor shall not be paid any Excess Rental amounts until Lessee has recovered all such costs incurred in connection with such subleasing or assignment.

12.2(e) The amount which Lessor may receive for consideration of any request for assignment or subletting shall not exceed $500 in any instance.

12.3(c) Paragraph 12.3(c) is hereby modified to provide that for any action by a sublessee with respect to the Premises that would trigger a requirement for Lessor's consent under the Lease if such action were taken by Lessee under the Lease, such subtenant shall be required to seek Lessor's consent to such action.

12.3(e)  The last sentence of Paragraph 12.3(e) is hereby deleted.

13.1(b)  Paragraph 13.1(b) is hereby deleted and replaced with the following:

     The failure to pay any installment of base rent, or any other monetary payment required to be made by Lessee under the Lease, when due and payable hereunder, upon the date when payment is due, such failure continuing for a period of five (5) business days after written notice of such failure; or

13.1(c)  Paragraph 13.1(c) is hereby modified to replace the reference to "ten
(10) days" with a reference to "thirty (30) days."

13.1(f)  Paragraph 13.1(f) is hereby deleted and replaced with the following:
"All notices to be given pursuant to this Section 13.1 shall be in addition to, and not in lieu of, the notice requirements of California Code of Civil Procedure Section 1161."

13.1(g)  Paragraph 13.1(g) is hereby deleted from the Lease.

13.4 LATE CHARGES. The late charge of 10% is deleted and replaced with a late charge of six percent (6%).

13.5 INTEREST. The reference to 4% for purposes of calculating Interest on the Lease is deleted and replaced with two percent (2%).

15. BROKERS' FEES. Lessor shall be responsible for payment of all fees owed to the Brokers with respect to the Lease.

16.2 Lessee shall have no obligation to deliver any financial statements to Lessor so long as Lessee is required to report to the United States Securities and Exchange Commission with respect to its financial status and such filings are publicly available.

26. NO RIGHT TO HOLDOVER. The amount of 150% as an increase in the Base Rent for a holdover by Lessee shall not apply if Lessee has notified Lessor not less than three (3) months prior to the expiration of the Term of the Lease that Lessee intends to hold over in the Premises, subject to Lessor's written consent, not to be unreasonably withheld, conditioned or delayed, in which event such holdover by Lessee shall be on all the terms and provisions of the Lease, at a Base Rent adjusted pursuant to Section 55 below. The duration of such holdover shall be specified by Lessee at the time notice of such holdover is given to Lessor and shall not exceed three (3) months.

30.2 ATTORNMENT. As a condition to any requirement of attornment hereunder, the beneficiary of a Security Device shall have elected that this Lease shall be prior and superior to such Security Device prior to any event of foreclosure thereunder.

31. ATTORNEYS' FEES. The provisions of Paragraph 31 of the Lease shall apply to arbitration.

32. LESSOR'S ACCESS. Lessor shall only enter the Premises to the extent reasonably required by Lessor and not "as Lessor may deem necessary."

37.  GUARANTOR.  Paragraph 37 is hereby deleted from the Lease.

39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Notwithstanding the provisions of Paragraph 39.2, Lessee may assign its Options under the Lease to any permitted assignee under the Lease provided Lessee remains liable for full performance of the Lease by such assignee.

40.  MULTIPLE BUILDINGS.  Paragraph 40 is hereby deleted from the Lease.

50. TENANT IMPROVEMENTS. Lessee at its sole cost shall be responsible for the Tenant Improvements including space plans, building plans, and for all costs of construction including, but not by way of limitation, permit fees for its Tenant Improvements. Office improvements shall be constructed of a quality comparable to the quality existing at 5935 Darwin Court or otherwise reasonably acceptable to Lessor and consist of a minimum of 5,100 square feet on the second floor and 5,100 square feet directly below on the first floor. A minimum of 5,100 square feet of such office improvements shall be completed within twelve (12) months of the Commencement Date, with the remainder to be completed not later than eighteen
(18) months from the Commencement Date. Lessee's plans for construction of the Tenant Improvements ("Lessee's Plans") and its general contractor for such construction shall be subject to the Lessor's prior approval to be given not later than ten (10) business days after submittal to Lessor, with Lessor's approval not to be unreasonably withheld, conditioned or delayed. In the event Lessor disapproves Lessee's Plans, Lessor shall specify the reasons for such disapproval and Lessee shall have ten (10) business days to revise and re-submit Lessee's Plans for Lessor's approval. Lessor shall respond thereto within five (5) business days and if the revised Lessee's Plans are again disapproved by Lessor, the foregoing procedure shall be re-instituted until Lessor's approval is obtained. Lessee warrants that the Tenant Improvements will comply with all Applicable Requirements in effect at the time of such construction. Lessee shall construct as part of the Tenant Improvements, screening of the HVAC units on the roof of the Building in accordance with the requirements of the covenants, conditions and restrictions ("CC&Rs") applicable to the project of which the Building is a part. Lessee acknowledges that Lessor has notified those individuals responsible for administering the CC&Rs that such screening will be completed in accordance with the attached Schedule 50. Unless Lessee is successful in obtaining such individual's consent to a deviation from the screening requirements set forth in the attached Schedule 50, Lessee shall complete such screening to the satisfaction of such individuals in accordance with the attached Schedule 50.

50.1 The phrase "Tenant Improvements" means all interior and exterior (including HVAC systems) improvements which will not be part of the Building Shell constructed by Lessor and shall include but not by way of limitation (a) partitions, walls, doors, (b) all surface finishes, including wall coverings, paint, floor coverings, suspended ceilings and other similar items, (c) duct work, heat pumps, vents filters, diffusers, terminal boxes and accessories for completion of heating, ventilation and air conditioning systems within the Premises, (d) electrical distribution systems (including panels, subpanels, wires and outlets), lighting fixtures, outlets, switches and other electrical work to be installed in the Premises, (e) plumbing lines, fixtures and accessories, and all fire and life safety control systems such as fire walls and fire alarms ( including piping, wiring and accessories) to be located in the Premises , (f) improvements required for compliance with Title 24, and other governmental agencies, and (g) all the construction specific for Lessee's biopharmaceutical needs, to the extent the foregoing are included in the Plans.

          Lessee represents and warrants that no part of its Tenant Improvements will contain ACHM in violation of Applicable Requirements in effect at the time of such construction. If Lessee does employ ACHM, the ACHM will be promptly removed in a manner required by the appropriate government agency in accordance with Applicable Requirements.

          Lessee shall be fully responsible for making all alterations and repairs to the Tenant Improvements at its cost to remove any and all ACHM resulting from or necessitated by the failure of Lessee and/or Lessee's contractor to comply with Applicable Requirements regarding ACHM's in effect at the time of such construction, or from Lessee's and/or Lessee's contractor's utilization of Hazardous Substances as defined by Applicable Requirements, in violation of such Applicable Requirements or which could pose a health risk to occupants of the Premises.

51   OPERATING EXPENSES.  In addition to payment of the Base Rent, Lessee shall, from and after the Start Date, be responsible for payment of all "Operating Expenses." The term "Operating Expenses" means all direct expenses and costs attributable to Lessee's use, occupancy and operation of the Premises which are customary in a "triple net" lease. Other than payments of Real Property Taxes, the Administration Fee and premiums for insurance policies maintained by Lessor as the Insuring Party, all Operating Expenses shall be paid directly by Lessee to the appropriate third party provider of services, utilities or items of operating expense prior to delinquency. Lessor shall promptly forward to Lessee any and all invoices received by Lessor with respect to Operating Expenses, and in all events in sufficient time to permit timely payment thereof by Lessee. Operating
Expenses shall also include a fee payable to Lessor (the "Administration
Fee") for the due and punctual performance of all administrative responsibilities of Lessor under the Lease. The Administration Fee shall be payable concurrently with Base Rent in an amount equal to two percent (2%) of the monthly Base Rent then payable with respect to the Premises. In the event of any abatement of rent permitted Lessee pursuant to the provisions of the Lease, the Administration Fee shall also be abated in the same proportion as the Base Rent.

52. SERVICES. At the time of completion of the Building Shell, Lessor and its contractors shall, at no cost to Lessee, provide "as-builts" for the Building Shell and shall conduct a thorough inspection of the Building's systems in order to certify that the equipment and systems are in full working order. At the same time, Lessor will supply a written certification of the results of its mechanical contractor's inspection. Lessee will be given all certifications that Lessor receives from its contractors, subcontractors and vendors for construction of the Building Shell.

53. NON-DISTURBANCE. Lessor warrants and represents that in the event Lessor introduces any lien or mortgage holder to the Premises, then Lessor will obtain nondisturbance agreements in a form reasonably acceptable to Lessee from any and all of such mortgage or lien holders, ground lessors, etc., which agreements shall provide that as long as Lessee is not in default of the Lease beyond any applicable grace period, Lessee's occupancy of the Premises shall not be disturbed, its rights under the Lease will continue to be recognized and all of the Lessor's future obligations under the Lease will continue to be performed.

54. REAL ESTATE LICENSES. California law requires that Lessee be informed that Roland A. Childs, a general partner of the Childs Family Investment Partnership, L.P. and Allan J. Gardner, a trustee of the A. J. Gardner Family Trust are each State of California Real Estate Licensees.

55. RENT ADJUSTMENTS. The monthly rent for each month of the adjustment periods specified below shall be increased using the cost of living adjustment.

     (a) On the month of the first anniversary of the Commencement Date and each twelve months thereafter, the monthly rent payable under paragraph 1.5 ("Base Rent") of the Lease shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the US Department of Labor for CPI U (All Urban Consumers), for Los Angeles-Anaheim-Riverside, All Items (19821984=100), herein referred to as "CPI."

     (b)  The monthly rent payable in accordance with subparagraph (a) of this
Section 55 shall be calculated as follows:  the Base Rent set forth in Paragraph
1.5 of the Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 (two) months prior to the month specified in
(a) during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two (2) months prior to the month containing the Commencement Date. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment nor shall it be less than three (3) percent or more than six (6) percent during the first five (5) years unless the CPI exceeds twelve (12) percent in which case the overage over twelve (12) percent will be added to the maximum six (6) percent as additional rent. Thereafter, during the remainder of the initial term and any extension if one or both of the two options to extend are exercised, the Base Rent will be adjusted utilizing the same CPI in the same manner with an annual minimum of three (3) percent increase and a maximum seven
(7) percent increase unless the CPI exceeds thirteen (13) percent in which case the overage over thirteen (13) percent will be added to the maximum seven (7) percent as additional rent.

56. OPTIONS TO EXTEND. Lessor hereby grants to Lessee two (2) options (each, an "Option") to extend the Term of this Lease for an additional sixty (60) month period for each Option, commencing when the prior term expires upon each and all of the following terms and conditions:

          (i) Lessee gives to Lessor and Lessor actually receives (which receipt may be independently confirmed by Lessee) on a date which is prior to the date that the option period would commence (if exercised) by at least six
(6) and not more than nine (9) months, a written notice in accordance with the Lease of the exercise of the options to extend this Lease for said additional terms, time being of the essence. If said notification of the exercise of said Options are not so given and received, the Options shall automatically expire; said Options may only be exercised consecutively;

          (ii) The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.4 of this Lease are conditions of the Options;

          (iii) All of the terms and conditions of this Lease except where specifically modified by these Options shall apply;

          (iv) The monthly Base Rent for each month of the applicable Option period shall be calculated as follows, using the methods indicated below:

     MARKET RENTAL VALUE ADJUSTMENTS (MRV)

     (a) On the 10th anniversary of the Commencement Date if the first Option to extend is timely exercised and again five (5) years later if the second Option to extend is timely exercised, Base Rent shall be adjusted to the "Market Rental Value" of the Premises as follows:

          1. Four months prior to the Market Rental Value (MRV) Adjustment Dates described above, Lessor and Lessee shall meet to establish an agreed upon new MRV for comparable space in the Carlsbad Research Center for the specified term. In determining MRV, the comparable space will be limited to an industrial building with offices, electrical distribution and other typical warehouse space such as but not limited to bath rooms but specifically excluding the peculiar attributes required by a biopharmaceutical firm such as refrigeration, and required plumbing and piping. If agreement cannot be reached, then:

               (i) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty (30) days. Any associated costs will be split equally between the parties, or

               (ii) Both Lessor and Lessee shall each immediately select and pay the appraiser or broker of their choice to establish a MRV within the next thirty (30) days. If, for any reason, either one of the appraisals is not completed within the next thirty (30) days, as stipulated, then the appraisal that is completed at that time shall automatically become the new MRV. If both appraisals are completed and the two appraisers/brokers cannot agree on a reasonable average MRV then they shall immediately select a third mutually acceptable appraiser/broker to establish a third MRV within the next thirty (30) days. The average of the two appraisals closest in value shall then become the new MRV. The costs of the third appraisal will be split equally between the parties.

          2. If Lessee does not add additional mezzanine to the existing 5,100 sq. ft., the minimum MRV will be One and Five One-Hundredths Dollars ($1.05) per ft. for the eleventh (11th) year and One and Twenty-One One-Hundredths Dollars ($1.21) for the sixteenth (16th) year. If Lessee adds additional mezzanine during the Term of the Lease, the minimum MRV will be computed in the same manner as the stated minimums were determined, the example of which is shown on the attached Schedule 56. In any event, the new MRV shall not be less than the Base Rent payable for the month immediately preceding the date for rent adjustment.

     (b)  Upon the establishment of each new MRV:

          1. The monthly Base Rent so calculated for each Term as specified in subsection (a) above will become the new "Base Rent" for the purpose of calculating any further CPI adjustments as specified in Section 55 above; and

          2. the first month of each Market Rental Value term as specified in subsection (a) above shall become the new "Base Month" for the purpose of calculating any further Cost of Living Adjustments as specified in Paragraph 55.

57. ARBITRATION. This Addendum provision contains the sole and exclusive method, means and procedure to resolve any and all disputes or disagreements, including whether any particular matter constitutes, or with the passage of time would constitute, a Default or Breach under the Lease. The parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the provisions of this Addendum provision. Any and all attempts to circumvent the provisions of this Addendum provision shall be absolutely null and void and of no force or effect whatsoever. As to any matter submitted to arbitration to determine whether it would, with the passage of time, constitute a Default or Breach, such passage of time shall not commence to run until any such affirmative determination, so long as it is simultaneously determined that the challenge of such matter as a potential Default or Breach was made in good faith, except with respect to the payment of money. With respect to the payment of money, such passage of time shall not commence to run only if the party which is obligated to make the payment does in fact make the payment to the other party. Such payment can be made "under protest," which shall occur when such payment is accompanied by a good-faith notice stating why the party has elected to make a payment under protest. This Section shall not prevent Lessor's recourse to the L/C or to cash held in lieu thereof for Breaches under the Lease, however, if Lessee disputes the existence of such Breach any draw down of the L/C or cash held in lieu thereof, as the case may be, shall be deemed made "under protest" pending resolution of such dispute hereunder. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration as set forth in the following:

     (a) ARBITRATION PANEL. Within ninety (90) days after delivery of written notice ("Notice of Dispute") of the existence and nature of any dispute given by any party to the other party, and unless otherwise provided herein in any specific instance, the parties shall each: (i) appoint one (1) lawyer actively engaged in the licensed and full-time practice of law, specializing in real estate, in the County of San Diego for a continuous period immediately preceding the date of delivery ("Dispute Date") of the Notice of Dispute of not less than ten (10) years, but who has at no time ever represented or acted on behalf of any of the parties, and (ii) deliver written notice of the identity of such lawyer and a copy of his or her written acceptance of such appointment and acknowledgment of and agreement to be bound by the time constraints and other provisions of this Addendum provision ("Acceptance") to the other parties hereto. The party who selects the lawyer may not consult with such lawyer, directly or indirectly, to determine the lawyer's position on the issue which is the subject of the dispute. In the event that any party fails to so act, such arbitrator shall be appointed pursuant to the same procedure that is followed when agreement cannot be reached as to the third arbitrator. Within ten (10) days after such appointment and notice, such lawyers shall appoint a third lawyer (together with the first two (2) lawyers, "Arbitration Panel") of the same qualification and background and shall deliver written notice of the identity of such lawyer and a copy of his or her written Acceptance of such appointment to each of the parties. In the event that agreement cannot be reached on the appointment of a third lawyer within such period, such appointment and notification shall be made as quickly as possible by any court of competent jurisdiction, by any licensing authority, agency or organization having jurisdiction over such lawyers, by any professional association of lawyers in existence for not less than ten (10) years at the time of such dispute or disagreement and the geographical membership boundaries of which extend to the County of San Diego or by any arbitration association or organization in existence for not less than ten (10) years at the time of such dispute or disagreement and the geographical boundaries of which extend to the County of San Diego, as determined by the party giving such Notice of Dispute and simultaneously confirmed in writing delivered by such party to the other party. Any such court, authority, agency, association or organization shall be entitled either to directly select such third lawyer or to designate in writing, delivered to each of the parties, an individual who shall do so. In the event of any subsequent vacancies or inabilities to perform among the Arbitration Panel, the lawyer or lawyers involved shall be replaced in accordance with the provisions of this Addendum provision as if such replacement was an initial appointment to be made under this Addendum provision within the time constraints set forth in this Addendum provision, measured from the date of notice of such vacancy or inability, to the person or persons required to make such appointment, with all the attendant consequences of failure to act timely if such appointed person is a party hereto.

     (b) DUTY. Consistent with the provisions of this Addendum provision, the members of the Arbitration Panel shall utilize their utmost skill and shall apply themselves diligently so as to hear and decide, by majority vote, the outcome and resolution of any dispute or disagreement submitted to the Arbitration Panel as promptly as possible, but in any event on or before the expiration of thirty (30) days after the appointment of the members of the Arbitration Panel. None of the members of the Arbitration Panel shall have any liability whatsoever for any acts or omissions performed or omitted in good faith pursuant to the provisions of this Addendum provision.

     (c) AUTHORITY. The Arbitration Panel shall (i) enforce and interpret the rights and obligations set forth in the Lease to the extent not prohibited by law, (ii) fix and establish any and all rules as it shall consider appropriate in its sole and absolute discretion to govern the proceedings before it, including any and all rules of discovery, procedure and/or evidence, and
(iii) make and issue any and all orders, final or otherwise, and any and all awards, as a court of competent jurisdiction sitting at law or in equity could make and issue, and as it shall consider appropriate in its sole and absolute discretion, including the awarding of monetary damages (but shall not award consequential damages to either party and shall not award punitive damages except in situations involving knowing fraud or egregious conduct condoned by, or performed by, the person who, in essence, occupies the position which is the equivalent of the chief executive officer of the party against whom damages are to be awarded), the awarding of reasonable attorneys' fees and costs to the prevailing party as determined by the Arbitration Panel and the issuance of injunctive relief. If the party against whom the award is issued complies with the award, within the time period established by the Arbitration Panel, then no Default or Breach will be deemed to have occurred, unless the Default or Breach pertained to the non-payment of money by Lessee or Lessor, and Lessee or Lessor failed to make such payment under protest.

     (d) APPEAL. The decision of the Arbitration Panel shall be final and binding, may be confirmed and entered by any court of competent jurisdiction at the request of any party and may not be appealed to any court of competent jurisdiction or otherwise except upon a claim of fraud on the part of the Arbitration Panel, or on the basis of a mistake as to the applicable law. The Arbitration Panel shall retain jurisdiction over any dispute until its award has been implemented, and judgment on any such award may be entered in any court having appropriate jurisdiction.

     (e) COMPENSATION. Each member of the Arbitration Panel (i) shall be compensated for any and all services rendered under this Addendum provision at a rate of compensation not to exceed the sum of (a) Two Hundred Fifty Dollars ($250.00) per hour and (b) the sum of Ten Dollars ($10.00) per hour multiplied by the number of full years of the expired Term under the Lease, plus reimbursement for any and all expenses incurred in connection with the rendering of such services, payable in full promptly upon conclusion of the proceedings before the Arbitration Panel. Such compensation and reimbursement shall be borne by the nonprevailing party as determined by the Arbitration Panel in its sole and absolute discretion.

               _________________        _________________
               Lessor's Initials        Lessee's Initials

58. ACCESS; PARKING. Lessee shall have full and uninterrupted access to the Premises twenty-four (24) hours per day, seven (7) days per week, every day of the year. All parking allocated to the Building under Applicable Requirements shall be for Lessee's sole and exclusive use at no additional cost or rent during the entire Lease Term or any extensions thereof. Lessee's parking privileges shall be available to Lessee twenty-four (24) hours per day, seven
(7) days per week, every day of the year.

59. ENTRY BY LESSOR. Notwithstanding anything to the contrary set forth in the Lease to the contrary, Lessor and/or those acting on Lessor's behalf may only enter the Premises upon not less than two (2) business days prior notice to Lessee acknowledged by Lessee, except in cases of emergency, in which case only telephone notice shall be required. In any event, any such entry shall be accomplished as expeditiously as reasonably possible, in a manner so as to cause as little interference to Lessee as reasonably possible and in accordance with Lessee's security requirements. Lessor shall be accompanied by an employee of Lessee at all times. Lessee may designate certain areas of the Premises as "Secured Areas" should Lessee require such areas for the purpose of securing certain valuable property or confidential information or operations. Lessor may not enter such Secured Areas except in the case of emergency or in the event of a permitted Lessor inspection, in which case Lessor shall provide Lessee with five (5) business days' prior written notice of the specific date and time of such Lessor inspection and be accompanied by an employee of Lessee on all such inspections.

60. WHEN PAYMENT IS DUE. Other than payment of Base Rent, whenever in the Lease a payment is required to be made by one party to the other, but a specific date for payment is not set forth or a specific number of days within which payment is to be made is not set forth, or the words "immediately," "promptly" and/or "on demand," or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the party which is entitled to such payment sends written notice to the other party demanding such payment.

61. LESSOR BANKRUPTCY PROCEEDING. In the event that the obligations of Lessor under the Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving the Lessor as the debtor, or following the rejection of this Lease in accordance with Section 365 of the United States Bankruptcy Code, then notwithstanding any provision of this Lease to the contrary, Lessee shall have the right to set off against rents next due and owing under this Lease (a) any and all damages caused by such non-performance of Lessor's obligations under the Lease by Lessor, debtor-in-possession, or the bankruptcy trustee, and (b) any and all damages caused by the non-performance of Lessor's obligations under the Lease following any rejection of the Lease in accordance with Section 365 of the United States Bankruptcy Code.

62. CONSENT/DUTY TO ACT REASONABLY. Regardless of any reference to the words "sole" or "absolute" (but except for matters which (a) would have an adverse effect on the structural integrity of the Building Shell, (b) could have an adverse effect on the Building HVAC systems, or (c) could have an effect on the exterior appearance of the Building, whereupon in each such case Lessor's duty is to act in good faith and in compliance with the Lease), any time the consent of Lessor or Lessee is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Lessor or Lessee the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations (other than decisions to exercise expansion, contraction, cancellation, termination or renewal options), Lessor and Lessee shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated lessee or lessor concerning the benefits to be enjoyed under the Lease.

63. COVENANTS AND AGREEMENTS. The failure of Lessor or Lessee to insist in any instance on the strict keeping, observance or performance of any covenant or agreement contained in the Lease, or the exercise of any election contained in the Lease, shall not be construed as a waiver or relinquishment for the future of such covenant or agreement, but the same shall continue and remain in full force and effect.

64. DAYS. All references in the Lease to "days" involving less than "ten (10) days" shall mean business days, and all references to "notice" shall mean written notice.

65. JOINT AND SEVERAL OBLIGATIONS. The obligations of Lessor under the Lease shall be joint and several obligations of the entities comprising Lessor.

66. DEFINITION OF APPLICABLE REQUIREMENTS. The use of the term "Applicable Requirements" in the Lease and this Addendum shall mean those laws, statutes, codes, ordinances, regulations, covenants and restrictions applicable to the matter to which such Applicable Requirements are stated to apply in the Lease and this Addendum.

                                 SCHEDULE 1.2

                            LIST OF LESSOR'S PLANS

                                 [OMITTED]

                                 SCHEDULE 5

                          FORM OF LETTER OF CREDIT

                                 [OMITTED]

                                  SCHEDULE 6.2

                     FORM OF HAZARDOUS MATERIALS QUESTIONAIRE

                                    [OMITTED]

                                  SCHEDULE 50

                     PROPOSED ROOF SCREENING REQUIREMENTS

                  [4 PAGES OF GRAPHICS OF SCREENING OMITTED]

                                  SCHEDULE 56

                       MARKET RENTAL VALUE CALCULATION

                                   [OMITTED]

                            AMENDMENT NO. 1 TO LEASE

This AMENDMENT NO. 1 TO LEASE ("Amendment") is made as of January 31, 1998 by and between The Childs Family Investment Partnership, L.P. and The A. J. Gardner Family Trust u/t/a 3/5/81, general partners doing business as "Darwin Court" but holding title as tenants-in-common (collectively, "Lessor") and The Immune Response Corporation, a Delaware corporation ("Lessee") and shall amend and supplement that certain Standard Industrial/Commercial Single-Tenant Lease Net between Lessor and Lessee dated as of December 15, 1997, together with the Exhibits and a certain Addendum to Lease attached
thereto (collectively, the "Lease").    All defined terms used in this
Amendment, unless specifically defined in this Amendment, shall have the same meaning as such terms have in the Lease.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. AMENDMENTS TO LEASE. The following amendments to the Lease shall become effective upon full execution of this Amendment:

     1.1 EARLY POSSESSION. Early Possession shall be deemed to have occurred on February 1, 1998 (the "Early Possession Date"). Notwithstanding such Early Possession, Lessee shall have no liability for claims or liabilities that arise out of any items of construction comprising any portion of the Building Shell to the extent such items were not completed as required under this Lease by Lessor as of the Early Possession Date. Early Possession by Lessee of such incomplete items shall not occur until such items are completed by Lessor in accordance with the requirements of the Lease.

     1.2 COMMENCEMENT DATE. The Commencement Date of the Lease shall be the first to occur of: (i) Lessee's completion of the Tenant Improvements in accordance with the requirements of the Lease; and (ii) May 1, 1998.

2. EFFECT OF AMENDMENT; COUNTERPARTS. All references in the Lease and in this Amendment shall be construed to mean the Lease, as amended and supplemented by this Amendment. In the event of a conflict between the provisions of the Lease and this Amendment, this Amendment shall control. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment No.1 to Lease as of the date first set forth above.

LESSOR                                   LESSEE

The Childs Family                        The Immune Response Corporation
Investment Partnership, L.P.

By:   /s/ ROLAND A. CHILDS               By: /s/ PAULA ATKINS
      --------------------------            -------------------------------
      Roland A. Childs                   Name: Paula Atkins
Its:  General Partner                          ----------------------------
                                         Title:  Vice-President
                                               ----------------------------


   /s/ ALLAN J. GARDNER
---------------------------
Allan J. Gardner, Trustee
of the A.J. Gardner Family
Trust, Under Declaration of
Trust Dated March 5, 1981


                                      -1-